Exhibit 32.1
                       CERTIFICATION OF PERIODIC REPORT

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of INSEQ Corporation (the "Company"), certifies that:

1.	The Quarterly Report on Form 10-QSB of the Company for the Quarter
ended March 31, 2006 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 19, 2006
                                       /S/ KEVIN KREISLER
                                       ---------------------------
                                       KEVIN KREISLER
                                       Chief Executive Officer
Dated: May 19, 2006
                                       /S/ JAMES GRAINER
                                       ----------------------------
                                       JAMES GRAINER
                                       Chief Financial Officer

This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.